--------------------------------------------------------------------------------
                  THE BLACKROCK MUNICIPAL TARGET TERMTRUSTINC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                                January 31, 1997



Dear Trust Shareholder:


The domestic fixed income markets over the past twelve months were once again greatly influenced by interest rate volatility. Significant swings in the pace of U.S. economic growth influenced the bond market's performance, as every release of economic data led to market participant speculation regarding the direction of Federal Reserve monetary policy.

      Despite strong growth and rising wage pressures, the Fed's decision not to raise interest rates at their two most recent policy meetings has markedly increased the stakes in the bond market. The rationale behind the Fed's decision not to raise interest rates appears to focus on the benign inflation data released during the third quarter. Should economic growth slow and inflation remain benign, the Fed will be proven correct in their inaction and the market would be expected to rally significantly. On the other hand, signs of a stronger economy could result in weaker bond prices as the likelihood of a Fed tightening would increase.

      BlackRock maintains a positive view on the bond market. On balance, the outlook for moderate inflation remains intact, suggesting that further declines in interest rates are likely. In addition to this favorable fundamental backdrop, foreign demand for U.S. bonds has increased due to the renewed attractiveness of the U.S. bond market on a global basis.

      This annual report is designed to help you stay informed about your investment and represents our ongoing commitment to improving our communication with you. We hope you find this report useful now and in the future. We appreciate your confidence and look forward to helping you achieve your long-term investment goals.


Sincerely,





/s/ Laurence D. Fink                         /s/ Ralph L. Schlosstein
    -------------------------                     ------------------------------
    Laurence D. Fink                              Ralph L. Schlosstein
    Chairman                                      President

                                                                January 31, 1997


Dear Shareholder:

      We are pleased to present the annual report for The BlackRock Municipal Target Term Trust Inc. ("the Trust") for the year ended December 31, 1996. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BMN". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2006, while providing high current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

      The table below summarizes the changes in the Trust's stock price and net asset value over the past year:

------------------------------------------------------------------------------------------------------------------------------------
                                                12/31/96      12/31/95        CHANGE          HIGH           LOW
------------------------------------------------------------------------------------------------------------------------------------
  STOCK PRICE                                    $10.25        $10.125        +1.24%         $10.50        $10.00
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)                          $10.96        $11.14         (1.62%)        $11.30        $10.61
------------------------------------------------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      While 1996 featured several major shifts in sentiment and some dramatically sharp market moves, the net year-over-year yield changes turned out to be modest. Yields rose sharply across the Treasury yield curve throughout the first half of the year in response to data indicating accelerating economic growth, including a sharp rise in commodity prices, which rekindled inflationary concerns. The possibility of a stronger economy dampened investor expectations of continued Federal Reserve easing of monetary policy and initiated whispers of a potentially more restrictive Fed policy.

      Largely softer economic data and continued moderation in the broad inflation measures during the third and fourth quarters allowed the Fed to leave short term interest rates unchanged at their most recent policy meetings. Additionally, a stronger dollar, large foreign buying of U.S. Treasuries and balanced budget hopes following the November elections also supported the market. However, Alan Greenspan's mention of "irrational exuberance in the financial markets" on December 4, 1996 rattled the Treasury market, leading to a monthlong rise in rates. A resilient housing market and strong consumer confidence also contributed to the market decline in late December.

      Municipal bond performance as measured by the Lehman Municipal Bond Index outpaced that of taxable bonds (represented by the Lehman Aggregate Index), returning 4.43% versus 3.63% for taxables. This strong performance is the result of the relative scarcity of new municipal bond issuance combined with increased retail demand due to the end of "flat tax" reform concerns. In particular, the third quarter of 1996 witnessed approximately $60 billion in cash (in the form of calls, maturities and interest payments) returned to investors and recycled back into the municipal bond market. As the fourth quarter progressed, however, retail demand moderated in response to a strengthening stock market and declining interest rate levels. The municipal market finished 1996 on a strong note, outperforming taxables during the latter half of November and into December.

      Looking forward, we believe municipal bonds may perform well in early 1997. The "January effect", which refers to the significant amount of cash returned to individual municipal bond investors in the form of bond calls, maturities and coupon payments in January, could increase demand for municipals as this cash is reinvested in the municipal market.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

      Additionally, the Trust employs leverage to enhance its income by borrowing at short term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. The Federal Reserve's decision not to increase short interest rates at their August and September policy meetings has benefited the Trust, as short term municipal rates (which determine the Trust's borrowing costs) fell.

      The following chart compares the Trust's current and December 31, 1995 asset composition:

                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
--------------------------------------------------------------------------------
SECTOR                                  DECEMBER 31, 1996     DECEMBER 31, 1995
--------------------------------------------------------------------------------
City, County and State                         22%                   21%
--------------------------------------------------------------------------------
Hospital                                       15%                   15%
--------------------------------------------------------------------------------
Transportation                                 14%                   14%
--------------------------------------------------------------------------------
Tax Revenue                                    13%                   14%
--------------------------------------------------------------------------------
Water & Sewer                                  10%                   10%
--------------------------------------------------------------------------------
Utility/Power                                   8%                    9%
--------------------------------------------------------------------------------
Lease Revenue                                   7%                    7%
--------------------------------------------------------------------------------
Education                                       4%                    4%
--------------------------------------------------------------------------------
Building                                        2%                    2%
--------------------------------------------------------------------------------
Pollution Control/Resource Recovery             2%                   --
--------------------------------------------------------------------------------
Other                                           3%                    4%
--------------------------------------------------------------------------------

      We appreciate your continued confidence and look forward to managing The BlackRock Municipal Target Term Trust Inc. in the coming years to realize its investment objectives. Please feel free to contact the mutual fund specialists at BlackRock's marketing center at (800) 227-7BFM (7236) if you have any questions that are not answered in this report.
Additionally, you can reach us via e-mail at FUNDS@BFM.COM.

Sincerely,




/s/ Robert S. Kapito                    /s/ Kevin Klingert
-----------------------------------     ---------------------------------------
Robert S. Kapito                        Kevin Klingert
Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.    BlackRock Financial Management, Inc.


-----------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
-----------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                BMN
--------------------------------------------------------------------------------
Initial Offering Date:                                    September 27, 1991
--------------------------------------------------------------------------------
Closing Stock Price as of 12/31/96:                             $10.25
--------------------------------------------------------------------------------
Net Asset Value as of 12/31/96:                                 $10.96
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 12/31/96 ($10.25)1:           6.00%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share:2                $0.05125
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share:2              $0.6150
--------------------------------------------------------------------------------

1Yield on Closing Stock Price is  calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

---------------------------------------------------------------------------------------------------------------------------
                                                                                                OPTION
           PRINCIPAL                                                                             CALL
  RATING*   AMOUNT                                                                            PROVISIONS**        VALUE
(UNAUDITED)  (000)               DESCRIPTION                                                  (UNAUDITED)        (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                          LONG-TERM INVESTMENTS  143%
                          ALABAMA--1.0%
                          Hoover Brd. of Ed. Spl. Tax. Wts., G.O., AMBAC,
AAA        $ 1,700          6.50%, 2/01/01+ ...................................................  No Opt. Call    $ 1,853,442
AAA          1,815          6.60%, 2/01/01+ ...................................................  No Opt. Call      1,985,501
AAA          1,025          6.625%, 2/01/01+ ..................................................  No Opt. Call      1,122,232
                                                                                                                 -----------
                                                                                                                   4,961,175
                                                                                                                 -----------
                          ALASKA--3.9%
AAA          7,500        Anchorage Elec. Util. Rev., 7.125%, 6/01/06, MBIA ...................  6/99 at 102       8,079,750
AAA          4,845        Fairbanks Mun. Util. Auth. Rev., Ser. A, 7.10%, 1/01/05, AMBAC ......  1/99 at 102       5,138,026
AAA          9,000        No. Slope Boro., Ser. B, Zero Coupon, 6/30/04, CGIC .................  No Opt. Call      6,153,750
                                                                                                                 -----------
                                                                                                                  19,371,526
                                                                                                                 -----------
                          ARIZONA--1.1%
AAA         5,010         Tucson Bus. Dev. Fin. Corp. Lease Rev., 6.25%, 7/01/06, FGIC ........  7/02 at 102       5,387,353
                                                                                                                 -----------
                          CALIFORNIA--5.0%
AAA         6,000         California St., G.O., 6.30%, 9/01/06, AMBAC .........................  No Opt. Call      6,675,900
AAA         1,910         California St., Pub. Wrks. Rev., Ser. A, 6.20%, 12/01/06, AMBAC .....  12/02 at 102      2,066,238
AAA         4,000         Glendale Hosp. Rev., Adventist Hlth. Ctr., Ser. A, 6.50%,
                             3/01/07, MBIA ....................................................   3/01 at 102      4,304,200
                          Los Angeles Wst. Wtr. Sys. Rev., MBIA,
AAA         5,570             5.625%, 6/01/07 .................................................   6/03 at 102      5,795,306
AAA         3,320             Ser. D, 6.60%, 12/01/06 .........................................  12/00 at 102      3,577,964
AAA         2,500         San Diego Cnty. Regl. Trans. Commn., Tax Rev., Ser. A, 6.00%,
                              4/01/05, AMBAC ..................................................  No Opt. Call      2,705,825
                                                                                                                 -----------
                                                                                                                  25,125,433
                                                                                                                 -----------
                          COLORADO--2.0%
                          Denver City & Cnty. Wtr. Brd. Rev., C.O.P., FGIC,
AAA         3,410             6.50%, 11/15/05 .................................................  11/01 at 101      3,665,750
AAA         1,875             6.60%, 11/15/06 .................................................  11/01 at 101      2,021,963
AAA         3,865             6.625%, 11/15/07 ................................................  11/01 at 101      4,154,720
                                                                                                                 -----------
                                                                                                                   9,842,433
                                                                                                                 -----------
                          DISTRICT OF COLUMBIA--2.0%
AAA         8,250         District of Columbia, G.O., Ser. B, 5.90%, 6/01/06, MBIA ............  6/04 at 102       8,723,302
                                                                                                                 -----------
                          FLORIDA--13.1%
                          Florida St. Div. Bd. Fin. Dept. Gen. Svcs. Rev.
                              (Dept. Nat. Res. & Pres.),
AAA         7,000             6.45%, 7/01/07, MBIA ............................................  7/01 at 101       7,541,310
AAA         6,975             6.75%, 7/01/07, AMBAC ...........................................  7/01 at 102       7,613,352
AAA         2,190         Florida St. Sunshine Skyway Rev., 6.60%, 7/01/07, MBIA ..............  7/01 at 101       2,372,515
                          Greater Orlando Aviation Auth., Arpt. Facs. Rev., Ser. B, FGIC,
AAA         4,760             6.55%, 10/01/06 .................................................  10/02 at 102      5,256,325
AAA         5,070             6.55%, 10/01/07 .................................................  10/02 at 102      5,598,649
AAA         3,155         Gulf Breeze, Local Gov't., Ln. Pkg. Rev., 7.70%, 12/01/15, FGIC .....  12/99 at 102      3,415,035
AAA         2,650         Jacksonville Hlth. Facs. Auth. Rev., Mem. Med. Ctr., Ser. A,
                              6.625%, 11/01/01+, MBIA .........................................  No Opt. Call      2,917,835
AAA         7,500         Jacksonville Hosp. Rev., Univ. Med. Ctr. Inc. Proj.,
                              6.50%, 2/01/07, CONNIE LEE                                          2/02 at 102      8,088,900
AAA         4,000         Kissimmee Util. Auth. Rev., Elec. Sply., 6.70%, 10/01/07, MBIA ......  10/97 at 102      4,148,680
AAA         2,000         No. Broward Hosp. Rev., 6.50%, 1/01/07, MBIA ........................   1/02 at 102      2,174,800
AAA        10,645         Orange Cnty., Tourist Dev. Tax Rev., Ser. A, 6.375%, 10/01/06, AMBAC   10/02 at 102     11,662,236
AAA         2,570         Tampa Auth. Rev., St. Joseph Hlth. Ctr., 6.70%, 12/01/07, MBIA ......  12/01 at 102      2,814,022
AAA         1,600         Tampa Util. Tax & Spec. Rev., 6.80%, 10/01/06, AMBAC ................  10/01 at 102      1,769,200
                                                                                                                 -----------
                                                                                                                  65,372,859
                                                                                                                 -----------

                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                OPTION
           PRINCIPAL                                                                             CALL
  RATING*   AMOUNT                                                                            PROVISIONS**        VALUE
(UNAUDITED)  (000)               DESCRIPTION                                                  (UNAUDITED)        (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                          GEORGIA--0.4%
AAA        $ 1,990        Burke Cnty. Dev. Auth. Poll. Ctrl. Rev., Oglethorpe Pwr. Corp.,
                             Ser. B, 6.45%, 1/01/05, MBIA ................................       1/04 at 101    $ 2,174,254
                                                                                                                -----------
                          ILLINOIS--14.7%
AAA          4,930        Alton Hlth. Facs. Rev., Christian Hlth. Ctr., 7.00%, 2/15/01+, FGIC   No Opt. Call      5,469,391
                          Chicago Cent. Pub. Library, G.O., AMBAC,
AAA          1,800           Ser. A, 6.75%, 1/01/07 ......................................       4/02 at 102      1,979,802
AAA          1,600           Ser. C, 6.75%, 1/01/07 ......................................       4/02 at 102      1,759,824
AAA          5,555        Cook Cnty., Ser. A, 6.40%, 11/15/02+, MBIA .....................      No Opt. Call      6,148,107
AAA          1,775        Cook Cnty. Cmnty. Sch. Dist., G.O., Ser. A, 6.375%, 1/01/02+, FGIC    No Opt. Call      1,913,929
                          Illinois Hlth. Facs. Auth. Rev.,
AAA          3,300        Elmhurst Mem. Hosp., 6.60%, 1/01/07, FGIC ......................       1/02 at 102      3,562,680
AAA         14,585        Sisters Svcs., Inc., Ser. C, 6.625%, 6/01/06, MBIA .............       6/02 at 102     15,899,254
                          Illinois Regl. Trans. Auth. Rev., Ser. A, FGIC,
AAA          2,780           6.55%, 11/01/06 .............................................      11/01 at 102      3,022,611
AAA          6,125           6.625%, 11/01/08 ............................................      11/01 at 102      6,643,175
AAA          8,725       Illinois St. G.O., 6.40%, 12/15/07, AMBAC .......................      12/01 at 102      9,363,496
                         Illinois St. Sales Tax Rev., Ser. O,
AAA          5,900           Zero Coupon, 6/15/07 ........................................      No Opt. Call      3,374,977
AAA          6,000           6.50%, 6/15/06 ..............................................       6/01 at 102      6,510,780
AAA          5,635           Zero Coupon, 6/15/08 ........................................      No Opt. Call      3,021,825
AAA          2,000           6.60%, 6/15/08 ..............................................       6/01 at 102      2,178,200
AAA          2,000       Will Cnty. Cmnty. Sch. Dist. Rev., 7.05%, 12/01/08, AMBAC .......      No Opt. Call      2,337,680
                                                                                                                -----------
                                                                                                                 73,185,731
                                                                                                                -----------

                         INDIANA--3.0%
AAA          9,000       Indiana Univ. Rev., Student Fee, Zero Coupon, 8/01/06, AMBAC ....      No Opt. Call      5,439,240
AAA          2,270       Noblesville West Indpt. Sch. Bldg. Corp., G.O., 7.00%,
                             7/01/07, MBIA ...............................................       1/01 at 102       2,492,869
AAA          5,000       Warsaw High Sch. Bldg. Corp., G.O., 6.90%, 7/01/05, MBIA ........       7/00 at 102       5,382,950
                                                                                                                -----------
                                                                                                                 13,315,059
                                                                                                                -----------
                         KENTUCKY--3.1%
                         Danville Multi-City Lease Rev., Swr. & Drain Sys., MBIA,
AAA          2,015            6.60%, 3/01/02+ ............................................      No Opt. Call      2,229,739
AAA          2,160            6.65%, 3/01/02+ ............................................      No Opt. Call      2,395,094
AAA          3,750       Kentucky Dev. Fin. Auth. Rev., Sisters of Charity,
                              6.60%, 11/01/06, MBIA ......................................      11/01 at 102      4,071,712
AAA          6,410       Kentucky St. Ppty. & Bldgs. Auth. Rev., Proj. 53, 6.625%,
                              10/01/07, MBIA .............................................      10/01 at 102      6,996,964
                                                                                                                -----------
                                                                                                                 15,693,509
                                                                                                                -----------
                         LOUISIANA--7.0%
                         Jefferson Sales Tax Dist. Rev., FGIC,
AAA         21,000            Ser. A, 6.75%, 12/01/06 ....................................      12/02 at 100     23,067,030
AAA          4,000            Ser. B, 6.75%, 12/01/06 ....................................      12/02 at 100      4,393,720
AAA          3,500       Louisiana St., G.O., Ser. A, 6.50%, 5/01/07, AMBAC ..............       5/02 at 102      3,792,460
AAA          5,250       New Orleans, G.O. Ref., Zero Coupon, 9/01/06, AMBAC .............      No Opt. Call      3,197,985
                                                                                                                -----------
                                                                                                                 34,451,195
                                                                                                                -----------

                         MASSACHUSETTS--5.2%
AAA          3,670       Mansfield, G.O., 6.65%, 1/15/07, AMBAC ..........................       1/02 at 102      4,013,365
AAA         20,015       Massachusetts Bay Trans. Auth. Rev., Gen. Tran. Sys.,
                              Ser. A, MBIA, 6.625%, 3/01/02+ .............................      No Opt. Call     22,021,103
                                                                                                                -----------
                                                                                                                 26,034,468
                                                                                                                -----------

                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                OPTION
           PRINCIPAL                                                                             CALL
  RATING*   AMOUNT                                                                            PROVISIONS**        VALUE
(UNAUDITED)  (000)               DESCRIPTION                                                  (UNAUDITED)        (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                          MICHIGAN--9.4%
                          Detroit Swr. Disp. Rev., FGIC,
AAA        $ 1,655            6.60%, 7/01/01+ ..............................................     No Opt. Call    $ 1,828,974
AAA          1,765            6.65%, 7/01/01+ ..............................................     No Opt. Call      1,954,102
AAA          1,880            6.70%, 7/01/01+ ..............................................     No Opt. Call      2,081,141
AAA          3,750        Grand Rapids Wtr. Sply. Rev., 6.625%, 1/01/08, FGIC ..............      1/01 at 102      4,033,538
                          Michigan Mun. Bond Auth.,
AAA          5,000            G.O., Ser. D, Zero Coupon, 5/15/06, MBIA .....................     No Opt. Call      3,077,900
AAA          1,840             Local Gov't. Loan Prog., 6.35%, 11/01/06, AMBAC .............    11/04  at 102      2,044,498
                          Michigan St. Bldg. Auth. Rev.,
AAA          3,850            Ser. II, 6.75%, 10/01/07, AMBAC ..............................     10/01 at 102      4,195,268
AAA         11,590            Ser. I, 6.75%, 10/01/07, MBIA ................................     10/01 at 102     12,629,391
AAA         11,940        Michigan St. Hosp. Fin. Auth. Rev., Sparrow
                              Oblig. Grp., 6.60%, 11/15/07, MBIA ...........................     11/01 at 102     12,975,556
AAA          2,130        Wayne Cnty., Bldg. Capital Imprvt. Ser. A, 6.50%, 6/01/06, MBIA ..     No Opt. Call      2,373,757
                                                                                                                 -----------
                                                                                                                  47,194,125
                                                                                                                 -----------
                          NEVADA--5.3%
AAA         6,210         Clark Cnty. Flood Ctrl., G.O., 6.40%, 11/01/06, AMBAC ............     11/01 at 101      6,666,311
                          Clark Cnty. Sch. Dist., G.O., Ser. A, MBIA,
AAA        11,000             6.70%, 3/01/06 ...............................................      3/01 at 101     11,900,790
AAA         1,500             6.75%, 3/01/07 ...............................................      3/01 at 101      1,622,685
AAA         2,835         Nye Cnty. Sch. Dist., G.O., 7.25%, 5/01/99+, BIG .................     No Opt. Call      3,075,437
AAA         3,250         Reno Hosp. Auth. Rev., St. Mary Regl. Med. Ctr., 6.70%, 7/01/06,
                               MBIA ........................................................      7/01 at 102      3,543,637
                                                                                                                 -----------
                                                                                                                  26,808,860
                                                                                                                 -----------
                          NEW HAMPSHIRE--0.5%
AAA         2,310         New Hampshire High. Ed. Auth. Rev., Elliot Hosp. of Manchester,
                             6.70%, 10/01/06, AMBAC ........................................     10/02 at 102      2,523,629
                                                                                                                 -----------
                          NEW JERSEY--16.1%
AAA        10,500         Elizabeth, G.O., 6.60%, 8/01/06, MBIA ............................      8/01 at 102     11,459,490
                          Howell Twp., Ref. G.O., FGIC,
AAA         7,715            6.70%, 1/01/06 ................................................      1/02 at 102      8,536,802
AAA         2,925            6.75%, 1/01/07 ................................................      1/02 at 102      3,229,229
                          New Jersey St. Hlth. Care Facs. Fin. Auth. Rev.,
                             Hackensack Med. Ctr., FGIC,
AAA        12,755            6.65%, 7/01/06 ................................................      7/01 at 102     13,909,327
AAA         3,735            6.70%, 7/01/07 ................................................      7/01 at 102      4,056,696
AAA         1,765         New Jersey St. Hwy. Auth. Rev., Garden St. Pkwy.,
                             6.15%, 1/01/07, AMBAC .........................................      1/02 at 102      1,886,467
AAA        30,000         New Jersey St. Tpk. Auth. Rev., Ser. C, 6.40%, 1/01/07, AMBAC ....    1/01 at 101.5     32,049,600
                          No. Jersey Dist. Wtr. Sply. Cmnty. Rev., MBIA,
AAA         2,525         Wanaque No. Proj., Ser. B, 6.50%, 11/15/06 .......................     11/01 at 102      2,747,251
AAA         1,065         Wanaque So. Proj., 6.50%, 7/01/06 ................................      7/01 at 102      1,170,488
AAA         1,250         Warren Cnty. Poll. Ctrl. Fin. Auth. Rev., 6.55%, 12/01/06, MBIA ..     12/02 at 102      1,380,388
                                                                                                                 -----------
                                                                                                                  80,425,738
                                                                                                                 -----------
                          NEW MEXICO--0.8%
AAA         3,535        Gallup Poll. Ctrl. Rev., 6.50%, 8/15/07, MBIA .....................      8/02 at 102      3,840,459
                                                                                                                 -----------
                          NEW YORK--12.7%
                          Mun. Asst. Corp. Rev.,
AAA          3,500           Ser. 61, 6.875%, 7/01/07, FGIC ................................      7/97 at 102      3,621,240
AAA          6,500           Ser. 61, 6.875%, 7/01/07, AMBAC ...............................      7/97 at 102      6,725,160
AAA          3,500           Ser. 62, 6.90%, 7/01/07, AMBAC ................................      7/97 at 102      3,621,660

                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                OPTION
           PRINCIPAL                                                                             CALL
  RATING*   AMOUNT                                                                            PROVISIONS**        VALUE
(UNAUDITED)  (000)               DESCRIPTION                                                  (UNAUDITED)        (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                              New York City Mun. Wtr. Fin. Auth. Rev., Wtr.
                                 & Swr. Sys., Ser. A, FGIC,
AAA        $11,100               6.15%, 6/15/07 ..........................................  6/02 at 101.5    $11,806,071
AAA          2,160               6.75%, 6/15/06 ..........................................    6/01 at 101      2,345,911
AAA          2,660               7.00%, 6/15/07 ..........................................    6/01 at 101      2,918,685
AAA         10,000            New York City, G.O., Ser. E, 6.125%, 8/01/06, MBIA .........   No Opt. Call     10,743,000
AAA         10,000            New York St. Hsg. Fin. Agcy. Rev., Ref. Hsg.
                                 Proj. Mtge., Ser. A, 5.50%, 11/01/06, FSA ...............    5/06 at 102     10,179,400
AAA          4,500            New York St. Environ. Facs. Corp., Poll. Ctrl.
                                 Rev., Ser. D, 6.40%, 5/15/06 ............................   11/04 at 102      5,017,095
AAA          6,000            Triborough Brdg. & Tunl. Auth. Rev., Ser. B, 6.70%,
                                 1/01/08, FGIC ...........................................    1/01 at 102      6,519,780
                                                                                                             -----------
                                                                                                              63,498,002
                                                                                                             -----------

                              NORTH CAROLINA--1.8%
AAA          6,000            North Carolina Eastern Mun. Pwr. Agcy. Sys. Rev.,
                                 Ser. B, 6.00%, 1/01/06, CAPMAC ..........................   No Opt. Call      6,395,640
                                                                                                             -----------
                              NORTH DAKOTA--0.4%
AAA          2,035            Grand Forks Hlth. Care Facs. Rev., United Hosp. Oblig. Grp.,
                                 6.50%, 12/01/06, MBIA ...................................   12/01 at 102      2,198,329
                                                                                                             -----------
                              PENNSYLVANIA--10.3%
AAA          6,200            Beaver Cnty. Hosp. Auth., 6.625%, 7/01/06, AMBAC ...........    7/02 at 102      6,802,578
AAA          1,500            Coatesville Sch. Dist., G.O., 6.60%, 3/01/01+, AMBAC .......   No Opt. Call      1,618,980
AAA         10,000            Harrisburg Auth. Lease Rev., 6.625%, 6/01/01+, CGIC ........   No Opt. Call     10,867,500
AAA          7,450            Pennsylvania St., G.O., Ser. A, 6.50%, 11/01/07, FGIC ...... 11/01 at 101.5      8,022,011
AAA          1,445            Pennsylvania St. Higher Ed. Rev., 6.75%, 7/01/01+, MBIA ....   No Opt. Call      1,602,520
AAA          4,500            Pennsylvania St. Tpk. Auth. Rev., Ser. O, 5.80%,
                                 12/01/07, FGIC ..........................................   12/02 at 102      4,702,860
                              Philadelphia Mun. Auth., Justice Lease Rev.,
AAA          1,550               Ser. A, 7.00%, 11/15/04, MBIA ...........................   11/01 at 102      1,732,389
AAA          2,370               Ser. B, 7.10%, 11/15/01+, FGIC ..........................   No Opt. Call      2,674,213
                              Pittsburgh & Allegheny Cntys. Rev., AMBAC,
AAA          1,015               Ser. A, 6.50%, 7/15/06 ..................................    7/01 at 100      1,083,573
AAA            900               Ser. B, 6.50%, 7/15/06 ..................................    7/01 at 100        960,804
AAA          2,500            Schuylkill Cnty. Redev. Auth. Common Lease Rev.,
                                 Ser. A, 7.00%, 6/01/07, FGIC ............................    6/02 at 101      2,769,025
AAA          7,800            Westmoreland Cnty., G.O., 6.70%, 8/01/01+, AMBAC ...........   No Opt. Call      8,501,298
                                                                                                             -----------
                                                                                                              51,337,751
                                                                                                             -----------
                               RHODE ISLAND--2.4%
AAA         11,220             Conv. Ctr. Auth. Rev., Ser. A, 6.60%, 5/15/01+, MBIA ......   No Opt. Call     12,327,077
                                                                                                             -----------
                               SOUTH CAROLINA--2.1%
AAA          4,390             Piedmont Mun. Pwr. Agy. Elec. Rev., 6.85%, 1/01/07, FGIC ..    1/01 at 102      4,760,604
AAA          5,100             Rock Hill Util. Sys. Rev., 6.50%, 1/01/07, FGIC ...........    1/01 at 102      5,464,752
                                                                                                             -----------
                                                                                                              10,225,356
                                                                                                             -----------
                               TENNESSEE--0.5%
AAA          2,350             Met. Nashville, Arpt. Rev., Ser. C, 6.625%, 7/01/07, FGIC .    7/01 at 102      2,522,702
                                                                                                             -----------

                               TEXAS--15.1%
AAA         2,000              Austin Util. Sys. Rev., 6.875%, 5/15/07, AMBAC ............    5/01 at 102      2,218,880
AAA         8,500              Cypress-Fairbanks Indpt. Sch. Dist., G.O.,
                                  Zero Coupon, 8/01/06, AMBAC ............................   No Opt. Call      5,209,565
AAA         5,800              El Paso Cnty. Tax Ref., G.O., Ser. B, 6.40%,
                                  2/15/07, MBIA ..........................................    2/02 at 100      6,157,918
AAA         3,375              Ft. Bend Cnty., Tax. Perm. Imprvt., G.O., 6.60%, 9/01/02+,
                                   FGIC ..................................................   No Opt. Call      3,707,370
                               Harris Cnty. Rev., Toll Rd. Sr. Lien, Ser. A, FGIC,
AAA         13,555                  6.50%, 8/15/02+ ......................................   No Opt. Call     15,024,633
AAA          1,955                  6.50%, 8/15/06 .......................................    8/02 at 102      2,135,603
AAA            590                  6.50%, 8/15/07 .......................................    8/02 at 102        641,460
AAA         15,000             Houston Wtr. & Swr. Sys. Rev., Ser. B, 6.75%, 12/01/08, FGIC  12/01 at 102     16,517,100
AAA          1,900             No. Central Texas Hlth. Fac. Dev. Corp.
                                    Rev., Children's Med. Ctr. of Dallas,
                                     6.375%, 10/01/06, MBIA ..............................   10/01 at 102      2,033,969
AAA          1,550             No. Texas Wtr. Dist., 6.40%, 6/01/07, MBIA ................    6/03 at 100      1,659,476
AAA          3,000             Round Rock Indpt. Sch. Dist., G.O., 6.75%, 8/15/01+, MBIA .   No Opt. Call      3,277,920

                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                OPTION
           PRINCIPAL                                                                             CALL
  RATING*   AMOUNT                                                                            PROVISIONS**        VALUE
(UNAUDITED)  (000)               DESCRIPTION                                                  (UNAUDITED)        (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
AAA        $15,000            Texas Mun. Pwr. Agy. Rev., Ref.,
                                 Zero Coupon, 9/01/06, AMBAC ..............................    No Opt. Call   $ 9,163,050
AAA          3,745            Texas St. Bldg. Fin. Auth. Rev., 7.00%, 2/01/01+, MBIA ......    No Opt. Call     4,089,428
AAA          3,395            Tyler Cnty. Hlth. Facs. Dev. Corp. Rev., Mother
                                 Francis Hosp., 6.50%, 7/01/06, FGIC ......................     7/02 at 102     3,685,917
                                                                                                             ------------
                                                                                                               75,522,289
                                                                                                              -----------
                              WASHINGTON--4.1%
AAA          1,250            Snohomish Cnty. Pub. Util. Dist., Elec. Rev.,
                                 6.55%, 1/01/07, FGIC .....................................     1/02 at 102     1,399,275
                              Snohomish Cnty. Sch. Dist., G.O., MBIA,
AAA          3,835               6.70%, 12/01/06 ..........................................    12/01 at 100     4,129,720
AAA          4,145               6.75%, 12/01/07 ..........................................    12/01 at 100     4,453,761
                              Washington St. Pub. Pwr. Sply. Sys. Rev., Nuclear Proj.
                                 #2, Ser. A,
AAA         12,875               Zero Coupon, 7/01/06, MBIA ...............................    No Opt. Call     7,750,493
AAA          2,265               6.50%, 7/01/05, FGIC .....................................     7/01 at 102     2,437,253
                                                                                                              -----------
                                                                                                               20,170,502
                                                                                                              -----------
                              WISCONSIN--0.6%
AAA          2,850            Wisconsin Hlth. & Ed. Fac. Auth., Columbia Hosp.
                                 Rev., 6.50%, 11/15/06, MBIA ..............................    11/01 at 102     3,072,129
                                                                                                              -----------
                              TOTAL LONG-TERM INVESTMENTS--143% (cost $653,745,682) .......                   711,700,885
                                                                                                              -----------
                              SHORT-TERM INVESTMENTS--0.1%
                              MISSISSIPPI--0.0%
AAA             50            Jackson Cnty. Pollution Control, FRDD, 5.00%, 1/02/97 .......            N/A         50,000
                                                                                                              -----------
                              NEW YORK--0.1%
AAA            300            New York City, Series C, G.O., FRDD, 5.00%, 1/02/97 .........            N/A        300,000
                                                                                                              -----------
                              TOTAL SHORT-TERM INVESTMENTS**--0.1% (cost $350,000) ........                       350,000
                                                                                                              -----------
                              TOTAL INVESTMENTS--143.1% (cost $654,095,682) ...............                   712,050,885
                              Other assets in excess of liabilities--2.1% .................                    10,635,121
                                                                                                              -----------
                              Liquidation value of preferred stock--(45.2%) ...............                  (225,000,000)

                              Net Assets Applicable to Common Shareholders--100% ..........                 $ 497,686,006
                                                                                                             ============

----------
   +This bond is prerefunded. See glossary for definition.
  ++Option call provisions: date (month/year) and prices of the earliest option call or redemption. There may be other call provisions at varying prices at later dates.
   *Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating. **For purposes of amortized cost valuation, the maturity date of these instruments are considered to be the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.


--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS

        AMBAC      -- American Municipal Bond Assurance Corporation
        BIG        -- Bond Investors Guaranty Insurance Company
        CAPMAC     -- Capital Markets Assurance Corporation
        CGIC       -- Capital Guaranteed Insurance Company
        C.O.P.     -- Certificate of Participation
        CONNIE LEE -- College Construction Loan Insurance Association
        FGIC       -- Financial Guaranty Insurance Company
        FRDD       -- Floating Rate DailyDemand
        FSA        -- Financial Security Assurance
        G.O.       -- General Obligation Bond
        MBIA       -- Municipal Bond Insurance Association
--------------------------------------------------------------------------------
                                        9

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost
  $654,095,682) (Note 1) ...................................        $712,050,885
Interest receivable ........................................          11,582,208
Cash .......................................................              69,921
                                                                    ------------
                                                                     723,703,014
                                                                    ------------
LIABILITIES
Dividends payable--common stock ............................             268,366
Dividends payable--preferred stock .........................             114,566
Advisory fee payable (Note 2) ..............................             222,509
Administration fee payable (Note 2) ........................              44,501
Other accrued expenses .....................................             367,066
                                                                    ------------
                                                                       1,017,008
                                                                    ------------
NET INVESTMENT ASSETS ......................................        $722,686,006
                                                                    ============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) .....................................        $    454,106
    Paid-in capital in excess of par .......................         421,119,385
  Preferred stock (Note 4) .................................         225,000,000
                                                                    ------------
                                                                     646,573,491

  Undistributed net investment income ......................          18,154,268
  Accumulated net realized gain ............................               3.044
  Net unrealized appreciation ..............................          57,955,203
                                                                    ------------
  Net investment assets, December 31, 1996 .................        $722,686,006
                                                                    ============
Net assets applicable to common
shareholders ...............................................        $497,686,006
                                                                    ============
Net asset value per common share:
  ($497,686,006 / 45,410,639 shares of
  common stock issued and outstanding) .....................             $10.96
                                                                         =======

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

NET INVESTMENT INCOME

Income
  Interest and discount earned ................................    $ 42,816,245
                                                                   ------------


Expenses
  Investment advisory .........................................       2,545,338
  Auction agent ...............................................         566,000
  Administration ..............................................         509,068
  Custodian ...................................................         205,000
  Reports to shareholders .....................................         125,000
  Directors ...................................................          72,000
  Transfer agent ..............................................          55,000
  Audit .......................................................          25,000
  Legal .......................................................          20,000
  Miscellaneous ...............................................         363,712
                                                                   ------------
    Total expenses ............................................       4,486,118
                                                                   ------------
Net investment income .........................................      38,330,127
                                                                   ------------




REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
  Net realized gain on investments ............................         138,402
  Net change in unrealized appreciation
    (depreciation) on investments .............................     (11,034,435)
                                                                   ------------
  Net loss on investments .....................................     (10,896,033)
                                                                   ------------



NET INCREASE IN NET INVESTMENT ASSETS
  RESULTING FROM OPERATIONS ...................................    $ 27,434,094
                                                                   ============

                       See Notes to Financial Statements ......

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
STATEMENTS OF CHANGES
IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                               YEAR ENDED DECEMBER 31,
                                                                               1996                1995
                                                                            -----------------------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
Operations:
     Net investment income .............................................   $  38,330,127    $  39,312,334
     Net realized gain on investments ..................................         138,402        1,759,203
     Net change in unrealized appreciation (depreciation) on investments     (11,034,435)      49,939,651
                                                                           -------------    -------------
     Net increase in net investment assets resulting from operations ...      27,434,094       91,011,188
                                                                           -------------    -------------
Dividends and distributions:
     To preferred shareholders from net investment income ..............      (7,850,109)      (8,475,663)
     To preferred shareholders from capital gains ......................         (30,359)        (454,791)
     To common shareholders from net investment income .................     (27,819,265)     (27,927,543)
     To common shareholders from capital gains .........................        (108,032)      (1,500,458)
                                                                           -------------    -------------
                                                                             (35,807,765)     (38,358,455)
                                                                           -------------    -------------
           Total increase (decrease) ...................................      (8,373,671)      52,652,733
                                                                           -------------    -------------
NET INVESTMENT ASSETS

Beginning of year ......................................................     731,059,677      678,406,944
                                                                           -------------    -------------
End of year ............................................................   $ 722,686,006    $ 731,059,677
                                                                           =============    =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS.
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
                                                         1996              1995            1994            1993           1992
                                                         ----              ----            ----            ----           ----
Net asset value, beginning of year ...............   $   11.14         $   9.98        $   11.30        $   10.04     $   9.56

  Net investment income ..........................         .84              .87              .83              .82          .82
  Net realized and unrealized gain (loss) on
    investments ..................................        (.24)            1.14            (1.39)            1.17          .42

Net increase (decrease) from investment operations         .60             2.01             (.56)            1.99         1.24

Dividends from net investment income to:
  Preferred shareholders .........................        (.17)            (.19)            (.14)            (.12)       (.15)
  Common shareholders ............................        (.61)            (.62)            (.62)            (.61)       (.61)
  Total dividends ................................        (.78)            (.81             (.76)            (.73)       (.76)
Distributions from capital gains to:
  Preferred shareholders .........................          --*            (.01)             --              --              --
  Common shareholders ............................          --*            (.03)             --              --              --

  Total distributions ............................          --             (.04)             --              --              --
Net asset value, end of year** ...................   $   10.96         $  11.14        $    9.98       $    11.30     $    10.04
Market value, end of year** ......................   $   10.25         $ 10.125        $   8.875       $   10.375     $    10.00

TOTAL INVESTMENT RETURN+: ........................       7.43%           21.67%           (8.89%)          10.01%         10.51%

RATIOS TO AVERAGE NET ASSETS
  OFCOMMONSHAREHOLDERS++:
Operating expenses ...............................        .91%             .90%             .94%             .87%            .91%
Net investment income ............................       7.75%            8.06%            7.91%            7.61%           8.43%

SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (in thousands) .................................   $ 494,667     $    487,923     $    475,529     $   492,138     $   441,368
Portfolio turnover ...............................          5%               9%              21%              1%             35%
Net assets of common shareholders, end of year
  (in thousands) .................................   $ 497,686     $    506,060     $    453,407     $   513,339     $   455,954
Asset coverage per share of preferred stock,
  end of year# ...................................   $  80,298     $     81,243     $    150,783     $   164,075     $   151,323
Preferred stock outstanding (in thousands) .......   $ 225,000     $    225,000     $    225,000     $   225,000     $   225,000

----------
      * Actual amount paid to preferred shareholders was $0.0007 and to common shareholders was $0.0024.
     ** Net asset value and market value are published in The Wall Street Journal each Monday.
      #   A stock split occured on July 24, 1995 (Note 4).
      + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
     ++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders. The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common stock.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING            The  BlackRock  Municipal  Target  Term Trust Inc.
POLICIES                      (the  "Trust"),   a  Maryland   corporation  is  a
                              diversified   closed-end   management   investment
company. The Trust's investment objective is to manage a diversified portfolio of investment grade securities that will return $10 per share to investors on or about December 31, 2006 while providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends to common shareholders monthly from net investment income. Capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

RECLASSIFICATION OF CAPITAL ACCOUNTS: Effective Jan-uary 1, 1994, the Trust began accounting and reporting for permanent differences between financial and tax reporting in accordance with the American Institute of Certified Public Accountants' Statement of Position, 93-2; Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies.The effect of adopting the statement for the year ended December 31, 1995 was to decrease accumulated net realized gain and increase undistributed net investment income by $4,426. Net investment income, net realized gains and net assets were not affected by this change.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. AGREEMENTS            The Trust  has an  Investment  Advisory  Agreement
                              with  BlackRock  Financial  Management,  Inc. (the
"Adviser") a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business and an Administration Agreement with Prudential Mutual Fund Management, Inc. ("PMF"), an indirect, wholly owned subsidiary of The Prudential Insurance Company of America.

      The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PMF is also computed weekly and payable monthly at an annual rate of 0.07% of the Trust's average weekly net investment assets.

      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PMF pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO             Purchases  and  sales  of  investment securities,
SECURITIES                    other  than  short-term  investments  for the year
                              ended December 31, 1996 aggregated $31,912,768 and
$35,713,254, respectively.

      The federal income tax basis of the Trust's investments at December 31, 1996 was substantially the same as the basis for financial reporting purposes and, accordingly, net and gross unrealized appreciation was $57,955,203.

NOTE 4. CAPITAL               There  are 200  million  shares  of $.01 par value
                              common stock authorized.  Of the 45,410,639 common
shares outstanding at December 31, 1996, the Adviser owned 10,639 shares. As of December 31, 1996, there were 9,000 preferred shares outstanding as follows:
Series W7-3,000, Series F7-3,000 and Series W28-3,000.

      The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On November 21, 1991 the Trust reclassified 4,500 shares of common stock and issued 3 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series W7--1,500 shares, Series F7--1,500 shares and Series W28--1,500 shares. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of preferred stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

      Dividends on Series W7 and Series F7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series W28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.50% to 4.25% during the year ended December 31, 1996.

      The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

      The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS             Subsequent  to  December  31,  1996,  the Board of
                              Directors  of the Trust  declared  dividends  from
undistributed earnings of $0.05125 per common share payable January 31, 1997 to shareholders of record on January 15, 1997.

      For the period January 1, 1997 to January 31, 1997 dividends and distributions declared on preferred shares totalled $673,725 in aggregate for the three outstanding preferred share series.

NOTE 6. QUARTERLY DATA
(UNAUDITED)

----------------------------------------------------------------------------------------------------------
                                                                                       NET INCREASE
                                                                    NET REALIZED AND   (DECREASE) IN
                                                                     UNREALIZED        NET INVESTMENT
                                         NET INVESTMENT             GAIN (LOSS) ON    ASSETS RESULTING
                                             INCOME                   INVESTMENTS       FROM OPERATIONS
                                                     PER                      PER                  PER
     QUARTERLY              TOTAL                   COMMON                   COMMON              COMMON
      PERIOD               INCOME      AMOUNT       SHARE          AMOUNT    SHARE     AMOUNT     SHARE
------------------       ----------    ------------------       --------------------  ------------------
January 1, 1995 to
March 31, 1995         $ 10,652,689   $  9,619,611   $.21        $ 29,779,929   $ .66 $ 39,399,540  $ .87
  April 1, 1995 to
June 30, 1995            10,600,843      9,529,910    .21           5,897,362     .13   15,427,272    .34
  July 1, 1995 to
September 30, 1995       11,745,300     10,646,786    .24           6,545,040     .14   17,191,826    .38
  October 1, 1995 to
December 31, 1995        10,702,981      9,516,027    .21           9,476,523     .21   18,992,550    .42
  January 1, 1996 to
March 31, 1996           10,733,378      9,619,451    .21         (12,417,987)   (.27)  (2,798,536)  (.06)
  April 1, 1996 to
June 30, 1996            10,695,653      9,569,406    .21          (6,119,277)   (.13)   3,450,129    .08
  July 1, 1996 to
September 30, 1996       10,694,241      9,560,525    .21           2,101,127     .04   11,661,652    .25
  October 1, 1996 to
December 31, 1996        10,692,973      9,580,745    .21           5,540,104     .12   15,120,849    .33
----------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------
                                         DIVIDENDS
                            COMMON SHARES      PREFERRED SHARES*
                                                                                           PERIOD
                                      PER                   PER       SHARE PRICE OF         END
     QUARTERLY                       COMMON                COMMON      COMMON STOCK       NET ASSET
      PERIOD                AMOUNT   SHARE     AMOUNT      SHARE     HIGH        LOW       VALUE
------------------        -----------------    -----------------    ------------------    --------
January 1, 1995 to
March 31, 1995          $  6,981,886   $.15375 $ 2,233,857  $.05   $9 7/8     $8 3/4    $    10.65
  April 1, 1995 to
June 30, 1995              6,981,885    .15375   2,260,138   .05    10         9 5/8         10.79
  July 1, 1995 to
September 30, 1995         7,161,132    .15770   2,120,077   .05    10 3/16    9 3/4         10.96
  October 1, 1995 to
December 31, 1995          8,303,098    .18284   2,315,382   .05    10 5/8    10             11.14
  January 1, 1996 to
March 31, 1996             6,981,886    .15375   1,988,126   .04    10 1/2    10             10.88
  April 1, 1996 to
June 30, 1996              6,981,885    .15375   2,006,491   .05    10 3/8    10             10.76
  July 1, 1996 to
September 30, 1996         6,981,703    .15375   1,915,998   .04    10 3/8    10             10.82
  October 1, 1996 to
December 31, 1996          6,981,823    .15375   1,969,853   .04    10 1/2    10 1/8        10.96
---------------------------------------------------------------------------------------------------



* For the year ended December 31, 1996 the average annualized rate paid to preferred shareholders was 3.50%.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and
Board of Directors of
The BlackRock Municipal Target Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Municipal Target Term Trust Inc. as of December 31, 1996 and the related statement of operations for the year then ended, the statement of changes in net investment assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a text basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Municipal Target Term Trust Inc. as of December 31, 1996, the results of its operations, the changes in its net investment assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP

New York, New York
February 3, 1997

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------
      We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end as to the federally exempt interest dividends received by you during such fiscal year. Accordingly, we are advising you that during the year ended December 31, 1996 the Trust paid a total of $0.612621 in dividends per common share that were federally tax-exempt interest dividends.

      Additionally, the following summarizes the special taxable distributions declared by the Trust during the fiscal year:

                                                   SHORT-TERM       LONG-TERM
                          RECORD     PAYABLE       CAPITAL GAINS    CAPITALGAINS
                          DATE       DATE          PER SHARE*       PER SHARE
                          ------     -------       -----------      -----------

   Common Stock            12/16/96  12/31/96      $0.001633        $0.000746
   Preferred Stock:
         Series W-7        12/04/96  12/05/96      $2.310000        $1.060000
         Series F-7        12/06/96  12/09/96      $2.290000        $1.050000
         Series W-28       12/24/96  12/26/96      $2.340000        $1.070000

   * - Short-term capital gains are taxable as ordinary income.
   For purposes of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099 DIV.


--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust.However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                              ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax and to return $10 per share (the initial public offering price per share) to investors on or about December 31, 2006.


WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. (BlackRock or the Adviser) is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $43 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on the New York or American Stock Exchanges, several open-end funds and over 100 separate accounts for various clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, N.A., one of the nations largest banking organizations.


WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest substantially all of its assets in a diversified portfolio of tax-exempt Municipal Obligations which are rated Aaa by Moody's or AAA by S&P or are covered by insurance or a guaranty of the timely payment of both principal and interest from an entity having a Aaa or AAA rating or are determined by the Trust's adviser to be of comparable credit quality.


WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The primary investment strategy for the Trust is to seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment on or about December 31, 2006. Accordingly, the majority of the funds' assets are invested in securities which have maturities that are similar to the maturity date of the fund. Most municipal securities, however, have optional redemption provisions (or "calls") which allow the issuer to redeem the bonds on specified dates prior to their maturity. While call features are more predictable than prepayments on mortgage-backed securities, they require additional active, management considerations for the Trust. If a portion of the Trust is invested in callable bonds, the yield to call date is analyzed instead of the yield to the maturity of the bond, and should the security be called, BlackRock will generally seek to reinvest the proceeds in additional assets with maturities which are not significantly longer than the remaining term of the Trust. In addition, in order to seek to earn back the underwriting discount and upfront expenses and have the ability to return the full initial investment at the end of the term, the Trust generally seeks to retain a small portion of the income earned on its portfolio each year.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from Federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive tax-exempt income. In addition, leverage will be used (in an amount up to 35% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BMN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                                    GLOSSARY

CLOSED-END FUND:                Investment  vehicle  which  initially  offers  a
                                fixed  number  of shares  and  trades on a stock
                                exchange.  The fund  invests in a  portfolio  of
                                securities   in   accordance   with  its  stated
                                investment  objectives and policies.

DISCOUNT:                       When a fund's net asset  value is  greater  than
                                its stock price the fund is said to be trading at a discount.

DIVIDEND:                       This is  income  generated  by  securities  in a
                                portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:          Shareholders may elect to have all dividends and
                                distributions of capital gains automatically reinvested into additional shares of the Trust.

MARKET PRICE:                   Price per  share of a  security  trading  in the
                                secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):          Net asset value is the total market value of all
                                securities  and other  assets held by the Trust,
                                plus income  accrued on its  investments,  minus
                                any  liabilities   including  accrued  expenses,
                                divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and THE NEW YORK TIMES or
                                THE WALL STREET JOURNAL each Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PRE-REFUNDED  BONDS:            These   securities  are   collaterized  by  U.S.
                                Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

----------------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
----------------------------------------------------------------------------------------
TAXABLE TRUSTS
----------------------------------------------------------------------------------------
                                                                 STOCK       TERMINATION
PERPETUAL TRUSTS                                                 SYMBOL          DATE
The BlackRock Income Trust Inc.                                   BKT            N/A
The BlackRock North American Government Income Trust Inc.         BNA            N/A


TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                                 BBT          12/98
The BlackRock 1999 Term Trust Inc.                                 BNN          12/99
The BlackRock Target Term Trust Inc.                               BTT          12/00
The BlackRock 2001 Term Trust Inc.                                 BLK          06/01
The BlackRock Strategic Term Trust Inc.                            BGT          12/02
The BlackRock Investment Quality Term Trust Inc.                   BQT          12/04
The BlackRock Advantage Term Trust Inc.                            BAT          12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.          BCT          12/09

TAX-EXEMPT TRUSTS
----------------------------------------------------------------------------------------
                                                                 STOCK       TERMINATION
PERPETUAL TRUSTS                                                 SYMBOL          DATE

The BlackRock Investment Quality Municipal Trust Inc.             BKN           N/A
The BlackRock California Investment Quality Municipal Trust Inc.  RAA           N/A
The BlackRock Florida Investment Quality Municipal Trust          RFA           N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.  RNJ           N/A
The BlackRock New York Investment Quality Municipal Trust Inc.    RNY           N/A


TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                    BMN          12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.              BRM          12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.   BFC          12/08
The BlackRock Florida Insured Municipal 2008 Term Trust           BRF          12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.     BLN          12/08
The BlackRock Insured Municipal Term Trust Inc.                   BMT          12/10



                      IF YOU WOULD LIKE FURTHER INFORMATION
                 PLEASE CALL BLACKROCK AT (800) 227-7BFM (7236)
                     OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                  AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Financial Management (BlackRock) is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax exempt. BlackRock currently manages approximately $43 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded either on the New York Stock Exchange or American Stock Exchange, several open-end funds and over 100 institutional clients in the United States and overseas. BlackRock's institutional investor base includes Chrysler Corporation Master Retirement Trust, General Retirement System of the City of Detroit, State Treasurer of Florida, Ford Motor Company Pension Plan, General Electric Pension Trust and Unisys Corporation Master Trust.

      BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individuals and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities market, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of proprietary analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's proprietary analytical tools are used for evaluating, investing in and designing investment strategies and portfolios of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

      BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.

BLACKROCK

DIRECTORS
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Kevin Klingert, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath, Secretary

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy,  MA 02171
(800) 669-1BFM

AUCTION AGENT
Bankers Trust Company Four
Albany Street New York, NY 10006

INDEPENDENT  AUDITORS
Deloitte & Touche LLP Two
World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022


                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                    c/o Prudential Mutual Fund Management LLC
                                Gateway Center 3
                               100 Mulberry Street
                              Newark, NJ07102-4077
                                   092476-10-5
                                                                     092476-20-4
                                                                     092476-30-3
                                                                     092476-40-2


                                    BLACKROCK
================================================================================
THE
MUNICIPAL TARGET
TERM TRUST INC.
================================================================================
ANNUAL REPORT
DECEMBER 31, 1996





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